UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 24, 2026

GCT Semiconductor Holding, Inc.
(Exact Name of Registrant as Specified in Its Charter)

001-41013
(Commission File Number)

Delaware	86-2171699
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2290 North 1st Street, Suite 201
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 434-6040
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GCTS	NYSE
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	GCTS.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 24, 2026, GCT Semiconductor, Inc., a subsidiary of GCT Semiconductor Holding, Inc. (the “Company”), entered into Amendment No. 1 (the “Amendment”) to that certain Convertible Promissory Note, dated February 26, 2024 (the “Original Note” and, as amended by the Amendment, the “Note”) with a strategic investor (the “Holder”).  The Amendment modifies certain terms of the Original Note, including the extension of the maturity date of the Note to February 26, 2028. Except as expressly amended by the Amendment, the terms and provisions of the Original Note remain in full force and effect.

In connection with the execution of the Amendment, on February 24, 2026, the Company and the Holder entered into a Warrant Issuance Agreement (the “Warrant Issuance Agreement”), pursuant to which the Company agreed to issue to the Holder a warrant (the “Warrant”) to purchase 500,000 shares of the Company’s common stock, in consideration of the Holder’s agreement to enter into the Amendment.  The Warrant has an exercise price of $2.50 per share and a term of three (3) years from the date of issuance.

The foregoing descriptions are qualified in their entirety by reference to the Amendment, the Warrant Issuance Agreement and the Warrant, filed as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 to Convertible Promissory Note, dated as of February 24, 2026, by and between GCT Semiconductor, Inc. and the Holder.
10.2	Warrant Issuance Agreement, dated as of February 24, 2026, by and between GCT Semiconductor Holding, Inc. and the Holder.
10.3	Form of Warrant, dated as of February 24, 2026, issued by GCT Semiconductor Holding, Inc. to the Holder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCT SEMICONDUCTOR HOLDING, INC.

February 25, 2026	By:	/s/ Edmond Cheng
	Name:	Edmond Cheng
	Title:	Chief Financial Officer